UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):		February 1, 2017

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 1, 2017, a subsidiary of Taubman Centers, Inc., The Taubman Realty Group Limited Partnership ("TRG"), entered into an Amended and Restated Revolving Credit and Term Loan Agreement (the "Credit Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, and the various lenders on the signature pages thereto.

The Credit Agreement amends and restates TRG's existing Revolving Credit Agreement dated February 28, 2013, as amended, in its entirety. The Credit Agreement extends the maturity date to February 1, 2021, with two six-month extension options at the option of TRG subject to specified conditions therein. Under the Credit Agreement, the revolving facility bears interest at LIBOR plus a range based on TRG’s total leverage ratio as shown in the table below.

Ratio Level	Total Leverage Ratio	LIBOR Spread	Facility Fee Rate
Level I	< 40%	1.15%	0.20%
Level II	≥ 40% and < 45%	1.25%	0.20%
Level III	≥ 45% and < 50%	1.30%	0.20%
Level IV	≥ 50% and < 55%	1.45%	0.225%
Level V	≥ 55%	1.70%	0.25%

As of February 1, 2017, the leverage ratio results in an interest rate of LIBOR plus 1.45% with a 0.225% facility fee. The Credit Agreement continues to provide for an aggregate commitment of $1.1 billion on the revolving facility which will be used for general business purposes for TRG.

Also under the Credit Agreement, TRG entered into an unsecured Term Loan Agreement (the "Term Loan Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, and the various lenders on the signature pages thereto. The Term Loan Agreement matures on February 1, 2022 and provides for an aggregate commitment of $300 million. The loan proceeds of $300 million were used to repay outstanding balances on TRG's revolving lines of credit. Under the Term Loan Agreement, the loan bears interest at LIBOR plus a range based on TRG’s total leverage ratio as shown in the table below.

Ratio Level	Total Leverage Ratio	LIBOR Spread
Level I	< 40%	1.25%
Level II	≥ 40% and < 45%	1.35%
Level III	≥ 45% and < 50%	1.45%
Level IV	≥ 50% and < 55%	1.60%
Level V	≥ 55%	1.90%

As of February 1, 2017, the leverage ratio results in an interest rate of LIBOR plus 1.60%.

Under the Credit Agreement, TRG may request an increase in the lenders' revolving commitments or the establishment of one or more term loans with a maximum aggregate increase of $600 million, bringing the aggregate total commitment under the Credit Agreement to $2.0 billion, subject to obtaining additional lender commitments, customary closing conditions, and covenant compliance for the unencumbered asset pool.

The entities owning Beverly Center, Dolphin Mall, The Gardens on El Paseo, and Twelve Oaks Mall are guarantors under the Credit Agreement and will be unencumbered assets under both credit instruments. The Credit Agreement also contains various affirmative and negative covenants, including financial covenants, and events of default that are customary for these types of credit instruments.

In connection with entering into the Credit Agreement, on February 1, 2017, TRG completed a second amendment ("Amendment No. 2") to the $475 million unsecured Term Loan Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, and the various lenders on the signature pages thereto. Amendment No. 2 adds the entity that owns The Gardens on El Paseo ("The Gardens on El Paseo") as a guarantor under the loan agreement. The Gardens on El Paseo will be an unencumbered asset under the loan.

The foregoing description is qualified in its entirety by the (i) Credit Agreement and the guaranty, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and (ii) Amendment No.2 to the $475 million unsecured Term Loan Agreement and the related guaranty, copies of which are attached hereto as Exhibits 4.3, and 4.4, respectively, all of which are incorporated herein by reference.

Taubman Centers, Inc. issued a press release on February 7, 2017 announcing the foregoing matters, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

4.1
Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 1, 2017, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders and agents on the signatures pages thereto.

4.2
Guaranty, dated as of February 1, 2017, by and among Dolphin Mall Associates LLC, The Gardens on El Paseo LLC, Twelve Oaks Mall, LLC, and La Cienega Partners Limited Partnership in favor of JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the lenders under the Amended and Restated Revolving Credit and Term Loan Agreement.

4.3
Amendment No. 2 to Term Loan Agreement, dated as of February 1, 2017, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders and agents on the signatures pages thereto.

4.4	Guaranty, dated as of February 1, 2017, by The Gardens on El Paseo LLC in favor of JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the lenders under the Term Loan Agreement.
99	Press Release, dated February 7, 2017, entitled "Taubman Centers Announces the Amendment and Restatement of $1.1 Billion Line of Credit Including Additional $300 Million Unsecured Term Loan."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2017	TAUBMAN CENTERS, INC.

/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit	Description

4.1
Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 1, 2017, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders and agents on the signatures pages thereto.

4.2
Guaranty, dated as of February 1, 2017, by and among Dolphin Mall Associates LLC, The Gardens on El Paseo LLC, Twelve Oaks Mall, LLC, and La Cienega Partners Limited Partnership in favor of JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the lenders under the Amended and Restated Revolving Credit and Term Loan Agreement.

4.3
Amendment No. 2 to Term Loan Agreement, dated as of February 1, 2017, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders and agents on the signatures pages thereto.

4.4	Guaranty, dated as of February 1, 2017, by The Gardens on El Paseo LLC in favor of JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the lenders under the Term Loan Agreement.
99	Press Release, dated February 7, 2017, entitled "Taubman Centers Announces the Amendment and Restatement of $1.1 Billion Line of Credit Including Additional $300 Million Unsecured Term Loan."